SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Alternative Asset Allocation VIP
The following information is added under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective October 1, 2019, for DWS Alternative Asset Allocation VIP, the Advisor receives a management fee from the fund at the following rates: (a) 0.10% of the fund’s average daily net assets invested in exchange-traded funds and mutual funds; and (b) 1.00% of the fund’s average daily net assets not covered in (a) above. Prior to October 1, 2019, the fund paid the Advisor a fee at the following rates: (a) 0.200% of the fund’s average daily net assets invested in other DWS Funds; and (b) 1.200% of the fund’s average daily net assets not covered in (a) above.
Effective October 1, 2019, the following information replaces similar information relating to the fund under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The following waivers are currently in effect:
DWS Alternative Asset Allocation VIP:
For DWS Alternative Asset Allocation VIP, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through September 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
For DWS Alternative Asset Allocation VIP, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through September 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
Effective October 1, 2019, the following disclosure under the “PART I: APPENDIX I-E – SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information is hereby deleted in its entirety:
For DWS Alternative Asset Allocation VIP, the Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
Effective October 1, 2019, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — CONTRACTUAL FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Alternative Asset Allocation VIP	(a) 0.100% of the Fund’s average daily net assets invested in exchange-traded funds and mutual funds; and (b) 1.00% of the Fund’s average daily net assets not covered in (a) above(1)
(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.
Please Retain This Supplement for Future Reference
September 23, 2019
SAISTKR-41